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                                                                    Exhibit 10.7

                     MOTOR VEHICLE EMISSIONS INSPECTION AND
                       MAINTENANCE PROGRAM AMENDMENT NO. 6



THIS AGREEMENT dated for reference the 15th day of July, 1994

BETWEEN:

                  HER MAJESTY THE QUEEN IN RIGHT OF THE PROVINCE OF BRITISH COLUMBIA represented by the Superintendent of Motor Vehicles, Ministry of Transportation and Highways

                  (the "Province")

                                                               OF THE FIRST PART

AND:

                  EBCO-HAMILTON TEST SYSTEMS LTD., EBCO AUTOMOTIVE TESTING HOLDINGS LTD. and HAMILTON TEST SYSTEMS (B.C.) LTD., carrying on business as EBCO-HAMILTON PARTNERS, a general partnership registered in accordance with the laws of the Province of British Columbia under No. 121626-91 and having an office at 2120 Van Dyke Place, Richmond, British Columbia, V6V 1X9

                  (the "Contractor")

                                                              OF THE SECOND PART

WHEREAS:

A. By an agreement dated for reference the 30th day of August, 1991 and entitled the MOTOR VEHICLE EMISSIONS INSPECTION AND MAINTENANCE PROGRAM ASSIGNMENT AND ASSUMPTION AGREEMENT (the "Assumption Agreement"), the Contractor assumed the obligations under the agreement dated for reference the 15th day of April, 1991, between the Province and Ebco-Hamilton Test Systems Ltd., as amended on May 15, 1991 (Amendment No. 1) and May 31, 1991 (Amendment No. 2), by letter agreements, which, inter alia, provides for the Motor Vehicle Emissions Inspection and Maintenance Program established by the Superintendent of Motor Vehicles for the purpose of certifying compliance of motor vehicles with regulations concerning motor vehicle air pollution emissions which agreement was further amended by an agreement dated for reference the 13th day of December, 1991 and entitled Motor Vehicle Emissions Inspection and Maintenance Program Amendment No. 3, further amended by an agreement dated for reference the 1st day of April, 1992 and entitled Motor Vehicle Emissions Inspection and Maintenance Program Amendment No. 4, and further amended by an agreement dated for reference the 14th day of August, 1992 and entitled Motor Vehicle Inspection and Maintenance Program Amendment No. 5 (such agreement as



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         amended and the Assumption Agreement being hereinafter collectively referred to as the "Contract").

B. By a letter dated July 12, 1993, the Contractor referred to the April 7, 1993, notice of an event of Force Majeure delivered to the Province, and requested a consultation with the Province to make an equitable adjustment to the Contract, and by a letter dated July 28, 1993, the Contractor advised the Province that performance of the contract had been materially affected by events within the meaning of Article XXII, Performance Constraints, of the Contract and requested the Province to consult towards an equitable resolutions;

C. Pursuant to an agreement dated for reference the 17th day of June 1994 and entitled AIRCARE VOLUME ADJUSTMENT AGREEMENT (1992/93), the parties reached an agreement to adjust the CFPT for the first year of operation of the Program and to satisfy all claims by the Contractor with respect to reduced test volumes as referred to in that agreement, and in accordance with that agreement the Province paid the Contractor $4,015,174.15 on June 23, 1994.

D. The parties have been consulting with respect to the equitable adjustment and resolution claimed by the Contractor, and have achieved a resolution on all issues and, inter alia, wish to amend the Contract to implement the equitable adjustments for the first year of operation of the Program from September 1, 1992 to August 31, 1993, inclusive;

E. The parties wish to coordinate the agreement on equitable adjustments with the adjustment to the CFPT for the second year of operation of the Program (i.e., September 1, 1993 to August 31, 1994, inclusive) as required by section 4, Changes in Test Volume, of Schedule "2", CONTRACT FEE SCHEDULE, of the Contract, which adjustment as at August 31, 1994 is estimated to result in a payment of $342,752.00 to the Province by the Contractor; and

F. The parties wish to have the foregoing adjustments to the CFPT coincide with the $0.18 increase to the CFPT for the third year of operation of the Program (i.e., September 1, 1994 to August 31, 1995 inclusive) as required by section 3, Inflation Adjustment, of Schedule "2", CONTRACT FEE SCHEDULE, of the Contract.

NOW THEREFORE in consideration of the premises and the covenants, agreements, representations and warranties hereinafter contained, the parties agree as follows:

DEFINITIONS

1.       (1)      In this Agreement those terms that are defined in the Contract and used in this Agreement:

                  (a) are hereby incorporated by reference in this Agreement as if set out at length in this Agreement; and

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                  (b)      will have the respective meanings assigned to them as
                           in the Contract unless the context otherwise required or unless otherwise defined in this Agreement.

         (2)      In this Agreement, unless the context requires otherwise:

                  (a) "Cash Amount" has the meaning set out in paragraph 3(a) of this Agreement;

                  (b)      "Equitable Adjustment" has the meaning set out in
                           section 2 of this Agreement;

                  (c) "Net 1994 Volume Adjustment Amount" has the meaning set out in paragraph 4(b) of this Agreement;

                  (d) "Net Adjustment Amount" has the meaning set out in paragraph 4(a) of this Agreement;

                  (e) "Set-off Amount" has the meaning set out in paragraph 3(b) of this Agreement; and

                  (f) "Total Adjustment" has the meaning set out in section 2 of this Agreement.

TOTAL ADJUSTMENT

2. The parties agree that as an equitable adjustment of the provisions of the Contract and as an equitable resolution of all matters which were raised by the notice on an event of Force Majeure and the notice of a material affect on the Contract referred to in Recital B hereof, the CFPT will be increased as of September 1, 1993, by $1.28 (the "Equitable Adjustment") and for the purposes of section 3, Inflation Adjustment, of Schedule "2", CONTRACT FEE SCHEDULE, the inflation adjustment for the 1993 Program Year is agreed to be $0.33 as of September 1, 1993, for a total adjustment to the CFPT of $1.61 effective September 1, 1993 plus interest to August 31, 1994 at the rate of 8.75% per annum compounded daily (the "Total Adjustment"), which is estimated as of the date of execution of this Agreement to be $1,986,752.00.

3.       The Total Adjustment will be paid as follows:

         (a) the Province will pay the Contractor $1,644,000.00 upon this Agreement being signed, sealed and delivered (the "Cash Amount");

         (b) the Contractor will set-off $342,752.00 of the Total Adjustment against the amount payable by the Contractor to the Province on September 1, 1994 as required by section 4, Change in Test Volume, of Schedule "2", CONTRACT FEE SCHEDULE, of the Contract (the "Set-off Amount"); and

         (c) the balance of the Total Adjustment will be calculated and paid in accordance with section 4 of this Agreement.

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FINAL ADJUSTMENT OF TOTAL ADJUSTMENT

4. The parties agree that the balance of the Total Adjustment shall be calculated and paid as follows:

         (a) as soon as possible after August 31, 1994 the Total Adjustment will be calculated and the "Net Adjustment Amount" shall mean the amount obtained by subtracting the Cash Amount, and the Set-off Amount from the Total Adjustment;

         (b) as soon as possible after August 31, 1994 the total amount payable by the Contractor to the Province on September 1, 1994 as required by section 4, Changes in Test Volume, of Schedule "2", CONTRACT FEE SCHEDULE, of the Contract will be calculated and the "Net 1994 Volume Adjustment Amount" shall mean the amount obtained by subtracting the Set-off Amount from the total amount payable by the Contractor to the Province on September 1, 1994 as required by section 4, Changes in Test Volume, of Schedule "2", CONTRACT FEE SCHEDULE, of the Contract; and

         (c) the Contractor will set-off the Net Adjustment Amount against the Net 1994 Volume Adjustment Amount in satisfaction of the balance of the Total Adjustment and remit the remaining Net 1994 Volume Adjustment Amount, if any, to the Province.

RELEASES

5. The Contractor, in consideration of the payment of the Total Adjustment as provided in this Agreement does hereby release and forever discharge the Province, the Minister of Transportation and Highways of the Province of British Columbia, the Attorney General of the Province of British Columbia, and all of their respective servants, employees and agents of and from all causes of action, suits, debts, dues, accounts, bonds, covenants, contracts, claims and demands whatsoever which against any of them the Contractor ever had, now has or may have or which its successors or assigns or any of them, hereafter has or may have for any reason to and including the day this Agreement is signed by the Superintendent of Motor Vehicles on behalf of the Province including without limitation any of the foregoing arising by reason of or out of or connected directly or indirectly with the event of Force Majeure and the material affect on the Contract asserted by the Contractor, both referred to in Recital B hereof, and the reduced test volumes experienced in the Program resulting from any acts or omissions of the Province, the Minister of Transportation and Highways of British Columbia, the Attorney General of the Province of British Columbia and all of their respective servants, employees and agents, or the enactment of amendments to the EMISSION INSPECTION EXEMPTION REGULATION, B.C. Reg. 320/92, including, without limitation, the enactment of B.C. Reg. 379/92, and B.C. Reg. 142/93.

6. The Province, in consideration of the release provided by the Contractor in section 5 does hereby release and forever discharge the Contractor, and all of their respective servants, employees and agents of and from all causes of action, suits, debts, dues, accounts,

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         covenants, contracts, claims and demands whatsoever which against any of them the Province ever had, now has or which its successors or assigns or any of them, hereafter has or may have by reason of or arising out of or connected directly or indirectly with the performance of the Contract by the Contractor from the 15th day of April 1991, to and including the day this Agreement is signed by the Superintendent of Motor Vehicles on behalf of the Province.

7. Notwithstanding section 6, the parties agree that this Agreement is not a waiver of the performance of any of the provisions of the Contract by the Contractor after the day this Agreement is signed by the Superintendent of Motor Vehicles on behalf of the Province, and that the Province is not estopped by section 6 of this Agreement from pursuing claims against the Contractor for matters which do not relate to the performance of the Contract by the Contractor, including, without limitation, claims on the guarantee pursuant to Article V, GUARANTEE, for indemnification in accordance with Article XII, INSURANCE AND INDEMNIFICATION, or claims on the bond pursuant to
         Article XIII, BOND.

NON-ADMISSION

8. The parties agree that the payment by the Province of the Total Adjustment is not an admission of liability on the part of the Province and that liability is denied and that payment of the said sum is in settlement of a disputed claim.

9. Notwithstanding section 8, the Province acknowledges that section 3, Inflation Adjustment, of Schedule "2", CONTRACT FEE SCHEDULE, of the Contract required the Province to adjust the CFPT for the second year of operation of the Program (i.e., September 1, 1993 to August 31, 1994, inclusive).

CONTRACT AMENDMENTS

10.      The Contract is amended as follows:

         (a) by adding the following as section 22.04 to Article XXII, PERFORMANCE CONSTRAINTS:

                  22.04 The parties agree that nothing in this Article XXII, PERFORMANCE CONSTRAINTS, shall entitle the Contractor to seek an equitable resolution to compensate the Contractor, or make any adjustment to the provisions of this Agreement in favour of the Contractor, as a result of the increased labour costs from any labour settlement or agreement between the Contractor and any of its employees.

         (b) by adding the following as section 31.05 to Article XXXI, FORCE MAJEURE:

                  31.05 The parties agree that nothing in this Article XXXI, FORCE MAJEURE, shall entitle the Contractor to seek an equitable adjustment of the provisions of this Agreement to compensate the Contractor, or make any adjustment to the provisions of this Agreement in favour of the Contractor,

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                           as a result of the increased labour costs from any
                           labour settlement or agreement between the Contractor and any of its employees.

         (c) by making the following deletions and additions to section 3, Inflation Adjustment, of Schedule "2", CONTRACT FEE SCHEDULE:

                  (i)      delete the first paragraph and replace it with:

                           The CFPT shall be subject to an annual adjustment for inflation beginning with the second twelve (12) months of testing commencing in 1993. The adjustment will be predicated on the average hourly rate for the "Auto Vehicle, Parts and Accessories, Sale and Services Grouping (631-639)" for the Province of British Columbia as published in the annual publication prepared by Statistics Canada derived from the "Survey of Employee Payroll and Hours"; and

                  (ii) delete the sub-paragraph numbered "(2)" and replace it with:

                           (2) The average hourly rate for the "Auto Vehicle, Parts and Accessories, Sale and Services Grouping (631-639)" for the Province of British Columbia for any calendar year after 1990 will be calculated and referred to herein as the Annual Average for that year.

11. The parties agree that for the Program Year starting September 1, 1994 and for the balance of the Term the dollar value of the CFPT used for the purpose of calculating the annual adjustment to the CFPT, as required by section 3, Inflation Adjustment, of Schedule "2", Contract Fee Schedule, shall be $14.03.

12. The parties confirm that the CFPT as at September 1, 1994 will be $14.54, which amount is comprised of the original CFPT of $12.75, the Equitable Adjustment of $1.28, and the inflation adjustments of $0.33 and $0.18 for the Program Years commencing September 1, 1993 and September 1, 1994 respectively.

RATIFICATION

13. The Contract, as amended by this Agreement, is hereby ratified and confirmed by the Province and the Contractor.

HEADINGS

14. The headings appearing in this Agreement have been inserted for reference and as a matter of convenience and in no way define, limit or enlarge the scope of any provision of this Agreement.

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COUNTERPARTS

15. This Agreement may be executed in any number of counterparts with the same effect as if al of the parties had signed the same document. All counterparts shall be construed together, and shall constitute one and the same agreement.

DULY EXECUTED by the Superintendent of Motor Vehicles, on behalf of Her Majesty the Queen in Right of the Province of British Columbia and by Ebco-Hamilton Partners by its authorized representatives, Ebco-Hamilton Test Systems Ltd., Ebco Automotive Testing Holdings Ltd. And Hamilton Test Systems (B.C.) Ltd., as of the date first above written.



SIGNED on behalf of Her Majesty                )
the Queen in Right of the Province             )
of British Columbia by the                     )
Superintendent of Motor Vehicles               )
in the presence of:                            )
                                               )
                                               )
                                               )
/S/ RONALD L. BELL                             )             (ILLEGIBLE)
------------------                             )             -----------
(Name)                                         )             Superintendent of Motor Vehicles
                                               )
BARRISTER AND SOLICITOR                        )             Dated AUGUST 31, 1994
-----------------------                                            ---------------
(Title)

EBCO-HAMILTON PARNERS by its authorized representatives, Ebco-Hamilton Test Systems Ltd., Ebco Automotive Testing
Holdings Ltd. And Hamilton Test Systems (B.C.) Ltd.:

THE COMMON SEAL of                             )
EBCO-HAMILTON TEST                             )
SYSTEMS LTD. was hereunto                      )
affixed in the presence of:                    )                               C/S
                                               )
                                               )
------------------------------------------     )
(Name)                                         )
                                               )
                                               )
------------------------------------------
(Title)

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THE COMMON SEAL of                             )
EBCO AUTOMOTIVE TESTING                        )
HOLDINGS LTD. was hereunto                     )
affixed in the presence of:                    )                             C/S
                                               )
                                               )
------------------------------------------     )
(Name)                                         )
                                               )
                                               )
------------------------------------------
(Title)



THE COMMON SEAL of                             )
HAMILTON TEST SYSTEMS                          )
(B.C.) LTD. was hereunto                       )
affixed in the presence of:                    )                             C/S
                                               )
                                               )
------------------------------------------     )
(Name)                                         )
                                               )
                                               )
------------------------------------------
(Title)

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